UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2024, Brennan Hughes, Chief Accounting Officer and Treasurer of Janus Henderson Group plc (the “Company”), informed the Company of his resignation, effective April 12, 2024 (the “Effective Date”). Mr. Hughes plans to pursue another opportunity, and his resignation was not a result of any disagreement with the Company on any matter related to its operations, policies or practices.

On the Effective Date, Steven Saba, the Company’s Director, Corporate Accounting, will assume the role of Chief Accounting Officer on an interim basis while the Company runs a search process to identify a permanent successor to Mr. Hughes. Mr. Saba, age 45, currently serves as Director, Corporate Accounting for the Company, a position he has held since January 2013. Previously, he was Corporate Accounting Manager for Janus Capital Group from 2010 to 2013. Before joining Janus, he held a variety of roles at First Data Corporation, including as Senior Manager of SEC Reporting. He began his career in 2001 with Deloitte as an auditor with a focus on asset management. Mr. Saba received a BS in business administration from the University of Colorado Denver. He has 13 years of financial industry experience, in addition to his public accounting experience.

The Company is not aware of any transactions in which Mr. Saba has a direct or indirect interest that would require disclosure under Item 404(a) of Regulation S-K. In addition, Mr. Saba does not have any family relationship with any director or executive officer of the Company. No new compensatory arrangements will be entered into with Mr. Saba in connection with his assuming the role of interim Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Chief Financial Officer

Date: March 15, 2024

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